SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 1998


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                              Positron Corporation
             (Exact name of Registrant as specified in its charter)



Texas                               0-24092                           76-0083622
(State or other             (Commission File Number)            (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation)


                            1304 Langham Creek Drive
                                    Suite 310
                              Houston, Texas 77084
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (281) 492-7100

                                       N/A
                  (former address if changed since last report)

Item 5.  Other Events

         The press  release  dated  December  4, 1998 that is filed  herewith as
Exhibit 99.1 is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         *99.1     Press Release of Positron Corporation dated December 4, 1998.

*Filed herewith

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                POSITRON CORPORATION


Date:  December 4, 1998                         By:  /s/ Gary B. Wood
                                                --------------------------------
                                                Gary B. Wood, Ph.D.

Title:                                          Chairman of the Board, President
                                                and Chief Executive Officer

                                INDEX TO EXHIBITS


   Exhibit
   Number

   *99.1 Press Release of Positron Corporation dated December 4, 1998.


*Filed herewith

                                                                    EXHIBIT 99.1

                              POSITRON CORPORATION


IMMEDIATE RELEASE                               CONTACT: Gary B. Wood, Ph.D.
                                                         Chairman of the Board,
                                                         President and
                                                         Chief Executive Officer
                                                         (281) 492-7100



                          WARRANT EXPIRATION ANNOUNCED


Dallas, Texas -- December 4, 1998 -- Positron Corporation announced today that its redeemable warrants to purchase Positron Corporation's common stock expired yesterday, December 3, 1998. Prior to the close of business on December 3, 1998, the redeemable warrants were exercisable for an aggregate of 5,646,798 shares of Positron's common stock at an exercise price of $5.60 per share. The last trade of the redeemable warrants (POSCW) occurred on December 1, 1998 on the Over-The-Counter Bulletin Board for a price of $0.001 per warrant.

Founded in 1983, Positron designs, manufactures, markets and services advanced medical imaging devices utilizing positron emission tomography technology under the trade name POSICAM(TM) Systems. Positron's common stock is traded as POSC (Over-The-Counter Bulletin Board).




                                      -xxx-





                              Positron Corporation
                            1304 Langham Creek Drive
                                    Suite 310
                              Houston, Texas 77084
                                 (281) 492-7100
                              (281) 492-2961 (Fax)